UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2012

Date of report (date of earliest event reported)

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street

Boston MA 02109

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 15, 2012, LPL Financial Holdings Inc. (the “Company”) changed its corporate name from LPL Investment Holdings Inc. to LPL Financial Holdings Inc. and, among other things, amended and restated the Company’s Second Amended and Restated Bylaws to reflect the name change. As disclosed in the Company’s Current Report on Form 8-K filed on June 19, 2012 (the “Initial Report”), except for the change in the Company’s name, there were no other changes to the Company’s bylaws. This amendment to the Initial Report is being filed to attach a copy of the Company’s Third Amended and Restated Bylaws as Exhibit 3.1. The bylaws attached as Exhibit 3.2 to the Initial Report were the bylaws of the transitory merger subsidiary used to effect the corporate name change and should be disregarded.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws effective June 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ STEPHANIE L. BROWN
Name:	Stephanie L. Brown
Title:	Secretary

Dated: August 8, 2012